                                                                 EXHIBIT 99(ii)



         The Financial Reports, as amended, which are being filed as an exhibit to the Form 8-K of Cincinnati Microwave, Inc., date of report December 30, 1997, are being filed without the schedules to the Monthly Cash Statement (Form 5). Set forth below is a list of the omitted Schedules to Form 5 which Cincinnati Microwave, Inc. hereby agrees to furnish supplementally to the Securities and Exchange Commission upon request: (i) Fifth Third Bank statement regarding the Company's General Account and (ii) the Supplement to Disbursements containing a listing of the Company's wire transfers, system checks and manual checks.


                                                CINCINNATI MICROWAVE, INC.




                                                By: /s/ George W. Fels
                                                   --------------------------
                                                       George W. Fels
                                                         President

                                                                   FORM 1 (7/94)
                     IN THE UNITED STATES BANKRUPTCY COURT
                       FOR THE SOUTHERN DISTRICT OF OHIO
                                WESTERN DIVISION

In re:                             :              CASE NO: 97-10882
                                                  CHAPTER 11
CINCINNATI MICROWAVE, INC.         :              JUDGE: Burton Perlman
--------------------------                               --------------
                  Debtor
                                   :


                      TRANSMITTAL OF FINANCIAL REPORTS AND
                   CERTIFICATION OF COMPLIANCE WITH OPERATING
                                REQUIREMENTS FOR
                        THE PERIOD ENDED: NOVEMBER, 1997
                                         ----------------
                                           MONTH


As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

          X    Operating Statement       (Form 2)
        ----
          X    Balance Sheet             (Form 3)
        ----
          X    Summary of Operations     (Form 4)
        ----
          X    Monthly Cash Statement    (Form 5)
        ----
          X    Statement of Compensation (Form 6)
        ----


and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated:

2. That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements for chapter 11 cases [IS]/IS NOT in effect; and, (if not, attach written explanation).

3. That all post petition taxes as described in Sections 1 and 14 of the Operating Instructions and Reporting Requirements for chapter 11 cases [ARE]/ARE NOT current. (if not, attach written explanation.

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. explain on separate sheet, if not true.

I HEREBY CERTIFY, UNDER PENALTY OF PERJURY, THAT THE INFORMATION PROVIDED HEREIN IS TRUE AND CORRECT TO THE BEST OF MY INFORMATION AND BELIEF.


DATED: 12-16-97                           /s/ George W. Fels
------------------------------       ---------------------------------
                                     Debtor in Possession

                                     President              (513) 489-2216
                                     --------------------    ----------------
                                           Title                 Phone


                                                                   FORM 2 (7/94)

                           AMENDED OPERATING STATEMENT

Debtor:     IN RE:  CINCINNATI  MICROWAVE,  INC.         Case No: 97 - 10882
       -----------------------------------------                 --------------

                        Month Ending : November 30, 1997
                                       -----------------
                                                                   Total
                                         Current Month         Since Filing

Total Revenue / Sales                    $           0         $      3,608,660
Cost of Sale                             $           0         $      2,680,608
                                         -------------         -----------------
Gross Profit                             $           0         $        928,052

Expenses:
Officer Compensation                     $      14,750         $        936,549
Employee Salaries                        $       5,548         $        898,301
Benefits & Pensions                      $           0         $          2,350
Payroll Taxes                            $           0         $              0
Other Taxes                              $      10,000         $         77,866
Rent & Lease Expense                     $           0         $          7,756
Interest Expense                         $       5,858         $         91,862
Insurance                                $      13,212         $        449,263
Auto & Truck Expenses                    $           0         $            530
Utilities                                $       3,121         $        358,438
Depreciation                             $           0         $        188,376
Travel & Entertainment                   $           0         $          3,929
Repairs & Maintenance                    $       4,256         $         23,385
Advertising                              $           0         $        101,387
Supplies, Office Expense                 $       2,876         $         27,640
Other :  Director Fees & Other           $       7,500         $         (5,139)
                                         -------------         -----------------
TOTAL EXPENSES                           $      67,122         $      3,162,493

NET OPERATING PROFIT / (LOSS)            $     (67,122)        $     (2,234,441)

Add:              Non-Business Income:
                  Interest Income        $           0         $              0
                  Other Income           $       4,753         $        491,414
Less:             Non-Business Expenses:
                  Professional Fees      $      50,000         $      1,201,472
                  Other                  $           0         $          1,442
                                         -------------         -----------------
TOTAL NON-BUSINESS PROFIT / (LOSS)       $     (45,247)        $       (711,501)

NET INCOME / (LOSS)                      $    (112,369)        $     (2,945,941)

                                                                   FORM 3 (7/94)

                                  BALANCE SHEET
                                  -------------

Debtor :  CINCINNATI  MICROWAVE,  INC.                  Case No:    97 - 10882
        --------------------------------------                  ---------------

                        Month Ending : November 30, 1997
                                      -----------------

ASSETS                                          CURRENT MONTH            PRIOR MONTH           AT FILING
Cash:                                        $       2,939,654   *     $       2,832,039  $          724,343
Inventory:                                   $         954,057         $         954,057  $        5,643,874
Accts Rec.:                                  $       4,752,768   *     $       4,898,064  $        1,819,744
Insider Receivables:                         $               0         $               0  $                0
Land & Buildings:                            $               0         $               0  $       12,492,980
Furn., Fixtures & Equip:                     $               0         $               0  $       25,373,681
Accumulated Depreciation:                    $               0         $               0  $      (29,118,554)
Other:                                       $         153,997         $         168,508  $        1,120,823
                                             -----------------         -----------------  ------------------
TOTAL ASSETS:                                $       8,800,476         $       8,852,668  $       18,056,891

TOTAL LIABILITIES:
Post Petition Liabilities:
Accts. Payable:                              $              51         $              51  $                0
Wages & Salaries:                            $         119,750         $         109,750  $                0
Taxes Payable:                               $               0         $               0  $                0
Other:  Accruals:                            $         182,560         $         139,791  $                0
                                             -----------------         -----------------  ------------------

TOTAL POST-PETITION LIAB.                    $         302,361         $         249,592  $                0

Secured Liabilities:
Subject to Post-Petition                     $               0         $               0  $        3,794,500
Coll. or Financing Order                     $               0         $               0  $                0
All Other Secured Liab.                      $               0         $               0  $                0
                                             -----------------         -----------------  ------------------

TOTAL SECURED LIAB.                          $               0         $               0  $        3,794,500

PRE-PETITION LIABILITIES:
Taxes & Other Pri. Liab.                     $       1,583,767         $       1,583,558  $        1,539,168
Unsecured Liabilities:                       $       9,923,514         $       9,923,514  $       10,630,261
Other: Accruals & Estimates                  $       4,800,037         $       4,792,838  $        6,237,879
                                             -----------------         -----------------  ------------------

TOTAL PRE-PETITION LIAB.                     $      16,307,318         $      16,299,910  $       18,407,308

EQUITY:
Owners' Capital:                             $      10,937,861         $      10,937,861  $       10,937,861
Retained Earnings-PrePet.                    $     (15,082,778)        $     (15,082,778) $      (15,082,778)
Retained Earnings-PostPet.                   $      (3,664,285)        $      (3,551,916) $                0
                                             -----------------         -----------------  ------------------
TOTAL EQUITY                                 $      (7,809,202)        $      (7,696,833) $       (4,144,917)

TOTAL LIAB. & EQUITY                         $       8,800,476         $       8,852,668  $       18,056,891

           * -- $100,000 of Restricted Cash (escrow for building sale) and $4.8 million of Accounts Receivable relate to the sale of CMI's land and building to Home Depot.

                        IN RE: CINCINNATI MICROWAVE, INC.

          Case No:    97 - 10882
                    ------------

          SCHEDULE ATTACHED TO:

                             BALANCE SHEET (FORM 3)


                                November 30, 1997



                 STATEMENT OF RETAINED EARNINGS - POST PETITION

                                                      ----------------
Retained Earnings - October 31, 1997                  $     (3,551,916)
                                                      ================

Plus:     Current Earnings - Month of November        $       (112,369)
Less:     Prior Period Adjustment                     $              0
                                                      ----------------
Retained Earnings - November 30, 1997                 $     (3,664,285)
                                                      ================

                                                                   FORM 4 (7/94)

                              SUMMARY OF OPERATIONS
                              ---------------------


Debtor:  CIN.  MICROWAVE  Period Ended: November 30, 1997   Case No: 97 - 10882
        -------------                   ------------------         ------------

                             TAXES PAYABLE SCHEDULE
                             -----------------------

                              Beginning           Accrued /       Payment /       Ending
                              Balance             Withheld        Deposit         Balance
                            ----------------------------------------------------------------
Income Taxes
Federal:                    $      0.00       $  3,828.70     $ (3,828.70)    $      0.00
State:                      $     (0.00)      $    375.16     $   (375.16)    $     (0.00)
Local:                      $      0.00       $      0.00     $      0.00     $      0.00

FICA Withheld:              $     (0.00)      $    639.76     $   (639.76)    $     (0.00)

Employers FICA              $     (0.00)      $    639.76     $   (630.78)    $      8.98

Unemployment Tax
Federal:                    $      0.00       $      0.00     $      0.00     $      0.00
State:                      $      0.00       $      0.00     $      0.00     $      0.00

Sales, Use & Excise
Sales Tax:                  $    (43.10)      $      0.00     $      0.00     $    (43.10)
Real Estate Tax:            $122,737.00       $ 10,000.00     $      0.00     $132,737.00
Property Taxes:             $594,857.33       $      0.00     $      0.00     $594,857.33
Use Tax:                    $      0.00       $      0.00     $      0.00     $      0.00
Other:  Worker's, etc       $  2,197.32       $    200.00     $      0.00     $  2,397.32

TOTALS:                     $719,748.54       $ 15,683.38     $ (5,474.40)    $729,957.53



                          AGING OF ACCOUNTS RECEIVABLE
                       AND POST PETITION ACCOUNTS PAYABLE

            Age in Days                                     0-30            30-60      Over 60
            Post Petition
            Accts. Payable                           $            51     $      0     $       0
            Accts. Rec.                              $     4,752,768     $      0     $       0

            FOR ALL POST-PETITION ACCOUNTS PAYABLE OVER 30 DAYS OLD, PLEASE ATTACH A SHEET LISTING EACH SUCH ACCOUNT, TO WHOM IT IS OWED, THE DATE THE ACCOUNT WAS OPENED, AND THE REASON FOR NON-PAYMENT OF THE ACCOUNT.

            Describe events or factors occurring during this reporting period materially affecting operations and formulation of a Plan of Reorganization.

                                                                   Form 6 (7/94)

                      MONTHLY STATEMENT OF COMPENSATION
                      ---------------------------------

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.
            -------------------------------------

Name:                    ERIKA WILLIAMS                                          Capacity:                  Principal
             ----------------------------------------                                            -------
                                                                                                            Officer
                                                                                                 -------
                                                                                                   X        Director
                                                                                                 -------
                                                                                                            Insider
                                                                                                 -------


Detailed Description of Duties:              Member of Board of Directors
                                        ------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

--------------------------


CURRENT COMPENSATION PAID:                                                       WEEKLY              or     MONTHLY

             DIRECTOR'S FEES                                                                                         $3,000
                                                                                 ----------------           ----------------
                          For the Month of November, 1997

CURRENT BENEFITS RECEIVED:                                                       WEEKLY              or     MONTHLY

             Health Insurance
                                                                                 ----------------           ----------------
             Life Insurance
                                                                                 ----------------           ----------------
             Retirement
                                                                                 ----------------           ----------------
             Company Vehicle
                                                                                 ----------------           ----------------
             Entertainment
                                                                                 ----------------           ----------------
             Travel
                                                                                 ----------------           ----------------
             Other Benefits
                                                                                 ----------------           ----------------


CURRENT TOTAL:
                                                                                 WEEKLY              or     MONTHLY

                                                                                              $0                     $3,000
                                                                                 ----------------           ----------------


       Date: 122-16-97                                              /s/ George W. Fels, President
             ---------------------------                           ---------------------------------------------------------
                                                                   Principal, Officer, Director, Insider

                                                                Form  6  (7/94)

                      MONTHLY STATEMENT OF COMPENSATION
                      ---------------------------------

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.
            ------------------------------------

Name:                     KURT H. STUMP                                          Capacity:                  Principal
             ----------------------------------------                                            -------
                                                                                                            Officer
                                                                                                 -------
                                                                                                   X        Director
                                                                                                 -------
                                                                                                            Insider
                                                                                                 -------


Detailed Description of Duties:              Member of Board of Directors                                            $3,000
                                        ------------------------------------------------------------------------------------
                                             Consultant Fees                                                         $3,167
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

--------------------------


CURRENT COMPENSATION PAID:                                                       WEEKLY              or     MONTHLY
                          For the Month of November, 1997
                                                                                                                     $6,167
                                                                                 ----------------           ----------------


CURRENT BENEFITS RECEIVED:                                                       WEEKLY              or     MONTHLY

             Health Insurance                                                                                            $0
                                                                                 ----------------           ----------------
             Life Insurance
                                                                                 ----------------           ----------------
             Retirement
                                                                                 ----------------           ----------------
             Company Vehicle
                                                                                 ----------------           ----------------
             Entertainment
                                                                                 ----------------           ----------------
             Travel
                                                                                 ----------------           ----------------
             Other Benefits
                                                                                 ----------------           ----------------


CURRENT TOTAL:
                                                                                 WEEKLY              or     MONTHLY

                                                                                              $0                     $6,167
                                                                                 ----------------           ----------------


 Date: 12-16-97                               /s/ George W. Fels, President
      ---------------------------        -------------------------------------
                                         Principal, Officer, Director, Insider

                                                                   Form 6 (7/94)

                        MONTHLY STATEMENT OF COMPENSATION
                        ---------------------------------

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.
            ------------------------------------

Name:                    TED SPRINGSTEAD                    Capacity:                  Principal
             ----------------------------------------                       -------
                                                                                       Officer
                                                                            -------
                                                                              X        Director
                                                                            -------
                                                                                       Insider
                                                                            -------


Detailed Description of Duties:              Member of Board of Directors
                                        ------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

--------------------------


CURRENT COMPENSATION PAID:                                                       WEEKLY              or     MONTHLY

             DIRECTOR'S FEES                                                                                         $3,000
                                                                                 ----------------           ----------------
                          For the Month of November, 1997

CURRENT BENEFITS RECEIVED:                                                       WEEKLY              or     MONTHLY

             Health Insurance
                                                                                 ----------------           ----------------
             Life Insurance
                                                                                 ----------------           ----------------
             Retirement
                                                                                 ----------------           ----------------
             Company Vehicle
                                                                                 ----------------           ----------------
             Entertainment
                                                                                 ----------------           ----------------
             Travel
                                                                                 ----------------           ----------------
             Other Benefits:  Meeting Fee
                                                                                 ----------------           ----------------


CURRENT TOTAL:
                                                                                 WEEKLY              or     MONTHLY

                                                                                              $0                     $3,000
                                                                                 ----------------           ----------------


Date: 12/16/97                     /s/ George W. Fels, President
---------------------------     ----------------------------------------
                                Principal, Officer, Director, Insider

                                                                   Form 6 (7/94)

                        MONTHLY STATEMENT OF COMPENSATION
                        ---------------------------------

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.
            -------------------------------------

Name:                      GEORGE FELS                                           Capacity:                  Principal
             ----------------------------------------                                            -------
                                                                                                   X        Officer
                                                                                                 -------
                                                                                                            Director
                                                                                                 -------
                                                                                                            Insider
                                                                                                 -------


Detailed Description of Duties:             Daily work activities of  President
                                        ------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

--------------------------


CURRENT COMPENSATION PAID:                                                       WEEKLY              or     MONTHLY

                                                                                                                     $7,916
                                                                                 ----------------           ----------------


CURRENT BENEFITS RECEIVED:                                                       WEEKLY              or     MONTHLY

             Health Insurance
                                                                                 ----------------           ----------------
             Life Insurance
                                                                                 ----------------           ----------------
             Retirement
                                                                                 ----------------           ----------------
             Company Vehicle
                                                                                 ----------------           ----------------
             Entertainment
                                                                                 ----------------           ----------------
             Travel
                                                                                 ----------------           ----------------
             Other Benefits
                                                                                 ----------------           ----------------


CURRENT TOTAL:
                                                                                 WEEKLY              or     MONTHLY

                                                                                              $0                     $7,916
                                                                                 ----------------           ----------------


Date:   12-16-97                          /s/ George W. Fels, President
    ---------------------------           -------------------------------------
                                          Principal, Officer, Director, Insider

                                                                   Form 6 (7/94)

                        MONTHLY STATEMENT OF COMPENSATION
                        ---------------------------------

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.
            ------------------------------------

Name:                     ROBIN EPPINGHOFF                                       Capacity:                  Principal
             ----------------------------------------                                            -------
                                                                                                   X        Officer
                                                                                                 -------
                                                                                                            Director
                                                                                                 -------
                                                                                                            Insider
                                                                                                 -------


Detailed Description of Duties:             Daily work activities of Secretary
                                        ------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

--------------------------


CURRENT COMPENSATION PAID:                                                       WEEKLY              or     MONTHLY

                                                                                                                     $3,668
                                                                                 ----------------           ----------------


CURRENT BENEFITS RECEIVED:                                                       WEEKLY              or     MONTHLY

             Health Insurance
                                                                                 ----------------           ----------------
             Life Insurance
                                                                                 ----------------           ----------------
             Retirement
                                                                                 ----------------           ----------------
             Company Vehicle
                                                                                 ----------------           ----------------
             Entertainment
                                                                                 ----------------           ----------------
             Travel
                                                                                 ----------------           ----------------
             Other Benefits
                                                                                 ----------------           ----------------


CURRENT TOTAL:
                                                                                 WEEKLY              or     MONTHLY

                                                                                              $0                     $3,668
                                                                                 ----------------           ----------------


Date:  12-16-97                           /s/ George W. Fels, President
    ---------------------------           -------------------------------------
                                          Principal, Officer, Director, Insider

                                                                   Form 6 (7/94)

                        MONTHLY STATEMENT OF COMPENSATION
                        ---------------------------------

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.
            -------------------------------------

Name:                 GILBERT WACHSMAN                                           Capacity:                  Principal
             ----------------------------------------                                            -------
                                                                                                            Officer
                                                                                                 -------
                                                                                                   X        Director
                                                                                                 -------
                                                                                                            Insider
                                                                                                 -------


Detailed Description of Duties:             Member of Board of Directors
                                        ------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

--------------------------


CURRENT COMPENSATION PAID:                                                       WEEKLY              or     MONTHLY

              DIRECTORS FEES                                                                                $1,500
                For the Month of November, 1997                                 ----------------           ----------------


CURRENT BENEFITS RECEIVED:                                                       WEEKLY              or     MONTHLY

             Health Insurance
                                                                                 ----------------           ----------------
             Life Insurance
                                                                                 ----------------           ----------------
             Retirement
                                                                                 ----------------           ----------------
             Company Vehicle
                                                                                 ----------------           ----------------
             Entertainment
                                                                                 ----------------           ----------------
             Travel
                                                                                 ----------------           ----------------
             Other Benefits
                                                                                 ----------------           ----------------


CURRENT TOTAL:
                                                                                 WEEKLY              or     MONTHLY

                                                                                              $0                     $1,500
                                                                                 ----------------           ----------------


Date:  12-16-97                           /s/ George W. Fels, President
    ---------------------------           -------------------------------------
                                          Principal, Officer, Director, Insider